SHAREHOLDER RESPONSE SUMMARY REPORT             Page 1
                        VOYAGEUR ASSET MANAGEMENT
              GREAT HALL INSTITUTIONAL TAX-FREE MONEY MARKET
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------

    1. To approve the election of the following individuals to the board of directors of the Company:

                                T. Geron Bell

    Affirmative         160,937,444.480          51.037%           98.485%
    Withhold              2,476,471.390            .786%            1.515%


    TOTAL               163,413,915.870          51.823%          100.000%

                                Lucy Hancock Bode

    Affirmative         160,937,444.480          51.037%           98.485%
    Withhold              2,476,471.390            .786%            1.515%


    TOTAL               163,413,915.870          51.823%          100.000%

                                Leslie H. Garner, Jr.

    Affirmative         160,937,444.480          51.037%           98.485%
    Withhold              2,476,471.390            .786%            1.515%


    TOTAL               163,413,915.870          51.823%          100.000%

                                Ronald James

    Affirmative         160,937,444.480          51.037%           98.485%
    Withhold              2,476,471.390            .786%            1.515%


    TOTAL               163,413,915.870          51.823%          100.000%

                                Michael T. Lee

    Affirmative         160,937,444.480          51.037%           98.485%
    Withhold              2,476,471.390            .786%            1.515%


    TOTAL               163,413,915.870          51.823%          100.000%

                                John A. MacDonald

    Affirmative         160,937,444.480          51.037%           98.485%
    Withhold              2,476,471.390            .786%            1.515%


    TOTAL               163,413,915.870          51.823%          100.000%


                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 2
                        VOYAGEUR ASSET MANAGEMENT
              GREAT HALL INSTITUTIONAL TAX-FREE MONEY MARKET
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------

                                H. David Rybolt

    Affirmative         160,937,444.480          51.037%           98.485%
    Withhold              2,476,471.390            .786%            1.515%


    TOTAL               163,413,915.870          51.823%          100.000%

                                James R. Seward

    Affirmative         160,937,444.480          51.037%           98.485%
    Withhold              2,476,471.390            .786%            1.515%


    TOTAL               163,413,915.870          51.823%          100.000%

                                Jay H. Wein

    Affirmative         160,937,444.480          51.037%           98.485%
    Withhold              2,476,471.390            .786%            1.515%


    TOTAL               163,413,915.870          51.823%          100.000%

    2. To approve an Agreement and Plan of Reorganization, pursuant to which the Fund would be reorganized as a separate portfolio of the Tamarack Funds Trust, a newly-created Delaware statutory trust.

    Affirmative         160,937,444.480          51.037%           98.485%
    Against               1,730,182.600            .549%            1.058%
    Abstain                 746,288.790            .237%             .457%


    TOTAL               163,413,915.870          51.823%          100.000%

    3. To approve the modification of the fundamental investment policies/restrictions that must remain fundamental regarding:

     3.B Borrowing

    Affirmative         158,642,914.630          50.310%           97.080%
    Against               3,971,054.270           1.259%            2.430%
    Abstain                 799,946.970            .254%             .490%


    TOTAL               163,413,915.870          51.823%          100.000%


                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 3
                        VOYAGEUR ASSET MANAGEMENT
              GREAT HALL INSTITUTIONAL TAX-FREE MONEY MARKET
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------

    3.C Senior Securities

    Affirmative         159,307,653.110          50.521%           97.487%
    Against               3,306,315.790           1.048%            2.023%
    Abstain                 799,946.970            .254%             .490%


    TOTAL               163,413,915.870          51.823%          100.000%

    3.D Underwriting Securities

    Affirmative         159,307,653.110          50.521%           97.487%
    Against               3,306,315.790           1.048%            2.023%
    Abstain                 799,946.970            .254%             .490%


    TOTAL               163,413,915.870          51.823%          100.000%

    3.E Real Estate

    Affirmative         158,642,914.630          50.310%           97.080%
    Against               3,971,054.270           1.259%            2.430%
    Abstain                 799,946.970            .254%             .490%


    TOTAL               163,413,915.870          51.823%          100.000%

    3.F Making Loans

    Affirmative         159,307,653.110          50.521%           97.487%
    Against               3,306,315.790           1.048%            2.023%
    Abstain                 799,946.970            .254%             .490%


    TOTAL               163,413,915.870          51.823%          100.000%

    3.G Concentration of Investments

    Affirmative         159,307,653.110          50.521%           97.487%
    Against               3,306,315.790           1.048%            2.023%
    Abstain                 799,946.970            .254%             .490%


    TOTAL               163,413,915.870          51.823%          100.000%


                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 4
                        VOYAGEUR ASSET MANAGEMENT
              GREAT HALL INSTITUTIONAL TAX-FREE MONEY MARKET
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------

    3.H Commodities

    Affirmative         158,642,914.630          50.310%           97.080%
    Against               3,971,054.270           1.259%            2.430%
    Abstain                 799,946.970            .254%             .490%


    TOTAL               163,413,915.870          51.823%          100.000%

    4. To ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund for the current fiscal year.

    Affirmative         162,135,084.590          51.417%           99.217%
    Against                 532,542.490            .169%             .326%
    Abstain                 746,288.790            .237%             .457%


    TOTAL               163,413,915.870          51.823%          100.000%


                   SHAREHOLDER RESPONSE SUMMARY REPORT             Page 5
                        VOYAGEUR ASSET MANAGEMENT
              GREAT HALL INSTITUTIONAL TAX-FREE MONEY MARKET
                              April 08, 2004

                                        % of Outstanding       % of Shares
                         No. of Shares         Shares            Present
                       ---------------  ----------------  ----------------


    ** FUND TOTALS:             SHARES

    RECORD TOTAL       315,332,008.390

    VOTED SHARES       163,413,915.870

    PERCENT PRESENT             51.823%

                                                            C37